[LETTERHEAD OF CUTLER & CO., LLC]

Exhibit 16.1

May 14, 2015

U.S. Securities and Exchange Commission
100 F. Street
Washington, DC 20549 – 7561

Ladies and Gentlemen

Re: Bionik Laboratories Corp. (formerly Drywave Technologies, Inc.)
Commission File No. 000-54717

We have read the statements that we understand Bionik Laboratories Corp. (formerly Drywave Technologies, Inc.) will include under Item 4.01 of the Form 8-K report dated May 12, 2015 and agree with such statements in so far as they apply to our firm.

We have no basis to agree or disagree with any other statement made in Item 4.01 of such report.

Sincerely,

/s/ Cutler & Co., LLC
Cutler & Co., LLC

      9605 West 49th Ave. Suite 200 Wheat Ridge, Colorado 80033  ~ Phone 303-968-3281  ~  Fax 303-456-7488  ~  www.cutlercpas.com